As filed with the Securities and Exchange Commission on June 11, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21963

Rochdale Core Alternative Strategies Master Fund LLC
(Exact name of registrant as specified in charter)

570 Lexington Avenue
New York, NY 10022-6837
(Address of principal executive offices) (Zip code)

Kurt Hawkesworth
570 Lexington Avenue
New York, NY 10022-6837
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2012

Item 1. Reports to Stockholders.

Rochdale Core Alternative Strategies Master Fund LLC

Financial Statements

March 31, 2012

Rochdale Core Alternative Strategies Master Fund LLC

Financial Statements

March 31, 2012

Report of Independent Registered Public Accounting Firm

The Members and
Board of Directors of
Rochdale Core Alternative Strategies
Master Fund LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of Rochdale Core Alternative Strategies Master Fund LLC (the “Fund”), including the schedule of investments, as of March 31, 2012, the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2012 and 2011, and the financial highlights for the years ended March 31, 2012, 2011, 2010, 2009 and for the period from July 1, 2007 (Commencement of Operations) through March 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of cash and investments as of March 31, 2012, by correspondence with the custodian and investment managers, respectively, or by other appropriate auditing procedures where replies from investment managers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2012 and the results of its operations and its cash flows for the year then ended, the statements of changes in members’ capital for the years ended March 31, 2012 and 2011 and its financial highlights for the years ended March 31, 2012, 2011, 2010, 2009 and for the period from July 1, 2007 (Commencement of Operations) through March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

New York, New York
May 29, 2012

PKF O’CONNOR DAVIES, a division of O’CONNOR DAVIES, LLP
29 Broadway, New York, NY 10006 I Tel: 212.867.8000 I Fax: 212.687.4346 I www.odpkf.com

O’Connor Davies, LLP is a member firm of the PKF International Limited network of legally independent firms and does not accept any responsibility or liability for the actions or inactions on the part of any other individual member firm or firms.

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members’ Capital

March 31, 2012

ASSETS
Investments, at fair value (cost $48,580,010)	$54,528,187
Investments made in advance (see Note 2)	1,250,000
Receivable for fund investments sold	187,842
Interest receivable	33

Total Assets	55,966,062

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities
Management fees payable	114,463
Contributions received in advance (see Note 2)	45,000
Accrued professional fees payable	62,602
Accrued expenses and other liabilities	75,252

Total Liabilities	297,317

Total Members’ Capital	$55,668,745

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Operations

Year Ended March 31, 2012

INVESTMENT INCOME
Interest income	$2,137

Investment Income	2,137

EXPENSES
Management fees (see Note 4)	714,736
Administration fees	107,826
Professional fees	102,378
Directors’ fees	16,453
Custody fees	6,750
Other expenses	4,411

Total Expenses	952,554

Net Investment Loss	(950,417)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(19,751)
Net change in unrealized appreciation/depreciation on investments	(1,465,676)

Net Realized and Unrealized Loss on Investments	(1,485,427)

Net Decrease in Members’ Capital Resulting from Operations	$(2,435,844)

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statements of Changes in Members’ Capital

	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS
Net investment loss	$(950,417)	$(968,025)
Net realized loss on investments	(19,751)	(1,165,122)
Net change in unrealized appreciation/depreciation on investments	(1,465,676)	6,330,075

Net Increase (Decrease) in Members’ Capital Resulting From Operations	(2,435,844)	4,196,928

INCREASE (DECREASE) FROM TRANSACTIONS IN MEMBERS’ CAPITAL
Proceeds from sales of members’ interests	5,807,542	6,139,018
Payments for purchases of members’ interests	(6,693,038)	(8,961,701)
Net Payments for Members’ Interests	(885,496)	(2,822,683)

Total Increase (Decrease) in Members’ Capital	(3,321,340)	1,374,245

MEMBERS’ CAPITAL
Beginning of year	58,990,085	57,615,840

End of year	$55,668,745	$58,990,085

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Statement of Cash Flows

Year Ended March 31, 2012

CASH FLOW FROM OPERATING ACTIVITIES
Net decrease in members’ capital resulting from operations	$(2,435,844)
Adjustments to reconcile net decrease in members’ capital resulting from operations to net cash from operating activities:
Purchases of investments	(7,250,000)
Sales of investments	9,220,657
Purchases of money market fund	(24,943,864)
Sales of money market fund	24,781,290
Net change in unrealized appreciation/depreciation on investments	1,465,676
Net realized loss on investments	19,751
Change in Operating Assets and Liabilities:
Investments made in advance	(1,250,000)
Receivable for fund investments sold	1,917,685
Prepaid expenses	96
Interest receivable	54
Management fees payable	52,679
Contributions received in advance	(680,000)
Professional fees payable	(3,623)
Accrued expense and other liabilities	(9,061)

Net Cash from Operating Activities	885,496

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members’ interests	5,807,542
Payments for purchases of members’ interests	(6,693,038)
Net Cash used in Financing Activities	(885,496)

Net Change in Cash and Cash Equivalents	-

CASH AND CASH EQUIVALENTS
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2012

				Redemptions
Long-Term Investment Funds 1:	Percentage of Members’ Capital	Cost	Fair Value	Frequency	Notice Period # of Days

Equity Long / Short Strategy:

Absolute Partners Fund LLC	3.23%	$1,750,000	$1,799,766	Monthly	90
Alphagen Rhocas	3.11	1,750,000	1,729,825	Monthly	30
Blackthorn Partners, LP	3.86	1,620,085	2,151,883	Monthly	45
Clovis Capital Partners Institutional, LP	3.80	2,064,783	2,118,632	Quarterly	45
Criterion Institutional Partners, LP	4.78	2,250,000	2,661,397	Monthly	45
LAE Fund L.P.	2.73	1,500,000	1,520,518	Monthly	30
Newbrook Capital Partners, L.P.	4.95	2,500,000	2,753,366	Quarterly	45
Sandler Associates	5.46	2,500,000	3,038,151	Quarterly	30
Seligman Health Spectrum Plus Fund LLC	4.21	1,750,000	2,342,654	Monthly	30
Standard Global Equity Partners SA, LP	4.86	2,500,000	2,705,839	Quarterly	45
Standard Pacific Pan-Asia Fund, L.P.	2.15	1,250,000	1,196,035	Quarterly	45
	43.14	21,434,868	24,018,066

Event / Multi-Strategy:

Bennelong Asia Pacific Multi Strategy Equity Fund, LP	0.32	165,549	179,863	**	**
Brencourt Multi Strategy Arbitrage, LP	0.19	107,621	108,347	**	**
Brigade Leveraged Capital Structures Fund LP	3.80	1,626,511	2,114,521	Quarterly	60
Canyon Value Realization Fund, LP	4.22	2,000,000	2,348,792	Annually	100
Castlerigg Partners	0.06	55,489	34,206	**	**
GoldenTree Partners LP	4.56	1,860,543	2,537,556	Quarterly	90
GoldenTree Partners LP 2	0.67	289,457	370,467	**	**
HBK Fund II L.P.	6.37	3,000,000	3,543,817	Quarterly	90
King Street Capital LP	0.07	22,542	38,877	**	**
Luxor Capital Partners, L.P.	3.70	2,000,000	2,060,531	Quarterly	90
OZ Asia Domestic Partners, LP	4.44	2,250,000	2,468,715	Annually	45
Polygon Recovery Fund, LP	0.43	534,567	241,685	*	*
Stark Select Asset Fund LLC 3	0.25	137,091	136,982	**	**
York Capital Management, LP	5.67	3,000,000	3,158,435	Quarterly	45
	34.75	17,049,370	19,342,794

Global Macro Strategy:

Blenheim Commodity Fund, LLC	2.99	1,500,000	1,662,471	Monthly	65
Boronia Diversified Fund (U.S.) LP	1.84	1,000,000	1,027,392	Monthly	30
CamCap Resources, LP	1.94	1,250,000	1,080,180	Quarterly	60
Caxton Global Investments (USA) LLC	0.07	30,876	37,847	**	**
Dynamic	1.66	609,607	925,711	Monthly	30
MKP Opportunity Partners, LP	3.48	1,750,000	1,935,756	Monthly	60
Robeco Transtrend Diversified Fund LLC	2.94	1,500,000	1,637,872	Monthly	5
Sunrise Commodities Fund	2.72	1,110,000	1,514,809	Monthly	15
	17.64	8,750,483	9,822,038

Total Long-Term Investment Funds:	95.53%	$47,234,721	$53,182,898

Short-Term Investment:

Money Market Fund:
First American Government Obligations Fund, 0.02% 4	2.42%	$1,345,289	$1,345,289

Total Investments	97.95%	$48,580,010	$54,528,187

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2012

1. All investments are non-income producing.
2. This Fund is a side pocket of GoldenTree Partners LP.
3. This Fund is a side pocket of Stark Investments Limited Partnership.
4. 7-Day Yield.

* Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions. The Polygon Recovery Fund, LP is a portfolio mainly comprised of the assets of Polygon Global Opportunity Master Fund, of which redemptions are currently suspended as the fund is in the process of being liquidated or restructured.

** Special Investments have been established for Bennelong Asia Pacific Multi Strategy Equity Fund, LP, Brencourt Multi Strategy Arbitrage, LP, Castlerigg Partners, GoldenTree Partners LP, King Street Capital LP, Stark Select Asset Fund LLC and Caxton Global Investments (USA) LLC. These investments are long-term and illiquid.

Equity Long / Short Strategy. Equity investing involves the purchase and / or sale of listed or unlisted equity and equity-related financial instruments usually based on fundamental research and analysis. Hedge Fund Managers may invest opportunistically in several sectors or they may be sector specialists. These Hedge Fund Managers may be globally or regionally focused. Hedge Fund Managers may also have a style bias, such as growth or value. The average holding period of Hedge Fund Managers may vary as well between long-term or short-term trading. Some Hedge Fund Managers may also take a top-down thematic approach while others utilize a bottoms-up approach pursuant to which individual securities are selected.

Event / Multi-Strategy. Multi-strategy investing is an investment strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, spin offs, Dutch tender offers, share buybacks and other reorganizations. This strategy also seeks to exploit relative value inefficiencies across the capital structure or among closely related markets, generally without assuming an unhedged exposure to any particular market or financial instrument.

Global Macro Strategy. Macro strategies take long, short and relative value positions in financial instruments based on a top-down fundamental and technical analysis of capital market conditions. Hedge Fund Managers begin evaluating opportunities based on economic and/or technical factors, working their way down to regional, country and industry specific analysis. The Hedge Fund Managers make judgements about the expected future price direction of asset classes and express that opinion by taking long or short positions in a variety of instruments. Investments are usually made in a wide variety of global futures, cash instruments and other financial instruments, including stocks, bonds, currencies, derivatives and commodities.

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2012

Strategy Allocation Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

1.	Organization

Rochdale Core Alternative Strategies Master Fund LLC (the “Master Fund”) is a closed-end, non-diversified management Investment Company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006 and serves as a master fund in a master feeder structure. Interests in the Master Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. The Master Fund is a registered investment company under the Investment Company Act of 1940.

Rochdale Investment Management, LLC (the “Manager”, “Adviser” or “Rochdale”) is the investment adviser to the Master Fund. The Manager delegates sub-investment advisory responsibilities to PineBridge Investments (the “Sub-Adviser”) with respect to the Master Fund.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Hedge Funds” or “Investment Funds”), that pursue a variety of “absolute return” investment strategies. “Absolute return” refers to a broad class of investment strategies that attempt to consistently generate positive returns regardless of market conditions.

The Master Fund’s investment objective is to seek long-term growth of principal across varying market conditions with low volatility. “Low volatility” in this objective means the past monthly net asset value fluctuations of the Master Fund’s net asset value that is no greater than the rolling 10-year annualized standard deviation of the monthly ups and downs of the higher of: (1) the return of the Barclays Capital Aggregate Bond Index plus 3% or (2) half of the return of the Standard & Poor’s 500-stock Index. Master Fund investments generally fall within the following broadly defined investment fund strategies: equity long/short, event/multi-strategy driven and global macro.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Investments Valuation

Investments are carried at fair value. The fair value of alternative investments has been estimated using the Net Asset Value (“NAV”) as reported by the management of the respective alternative investment fund. Financial Accounting Standards Board (FASB) guidance provides for the use of NAV as a “Practical Expedient” for estimating fair value of alternative investments. NAV reported by each alternative investment fund is used as a practical expedient to estimate the fair value of the Master Fund’s interest therein and their classification within Level 2 or 3 is based on the Master Fund’s ability to redeem its interest in the near term and liquidate the underlying portfolios.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. See Note 3.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; an incentive fee; costs of computing the Master Fund’s net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund has adopted authoritative guidance on uncertain tax positions. The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect its liquidity or future cash flows. As of

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Income Taxes (continued)

March 31, 2012, the Master Fund’s tax years 2008 through 2011 remain open and subject to examination by relevant taxing authorities.

Subsequent Events

The Master Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Master Fund’s related events and transactions that occurred subsequent to March 31, 2012 through the date the financial statements have been issued (see Note 9).

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of Members as of the last day of each month in accordance with Members’ respective investment percentages of the Master Fund. Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interest in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members’ respective investment percentages.

Prior to the end of each quarter and year end, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Hedge Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as “Contributions received in advance” and “Investments made in advance”, respectively.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

3.	Investments

The following alternative and temporary investments were measured at fair value as of March 31, 2012 using the practical expedient:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Alternative Investments	$-	$30,482,519	$22,700,379	$53,182,898
Short-Term Investment	1,345,289	-	-	1,345,289

Total Investments	$1,345,289	$30,482,519	$22,700,379	$54,528,187

The following is a reconciliation of the beginning and ending balances for Level 3 investments during the fiscal year ended March 31, 2012:

Alternative Investments

Balance, March 31, 2011	$22,394,146

Total Realized Gains/(Losses)	90,853
Change in Unrealized Gains/Losses	(490,926)

Purchases	2,750,000
Sales	(2,043,694)

Transfers in and/or out of Level 3	-

Balance, March 31, 2012	$22,700,379

Net unrealized gains relating to Level 3 alternative investments still held at March 31, 2012 are $2,370,133.

There were no significant transfers into or out of Level 1, 2 or 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”). This requirement amends FASB Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. This requirement is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Master Fund’s financial statements.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

4.	Commitments and Other Related Party Transactions

Management and Incentive Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), Rochdale Investment Management LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the Manager for the Master Fund. The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing these services.

The Manager has engaged the Sub-Adviser to provide sub-investment advisory services. The Sub-Adviser has investment discretion to manage the assets of the Master Fund and is responsible for identifying prospective Hedge Funds, performing due diligence and review of those Hedge Funds and their Hedge Fund Managers, selecting Hedge Funds, allocating and reallocating the Master Fund’s assets among Hedge Funds, and providing risk management services, subject to the general supervision of the Manager.

The investment management fee is shared by the Manager and the Sub-Adviser. The Master Fund will pay the Manager an investment management fee at an annual rate equal to 1.25% of the Master Fund’s month-end net assets, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. The investment management fee is accrued monthly. The investment management fee will be paid to the Manager out of the Master Fund’s assets.

The Manager will pay a fee to the Sub-Adviser at a rate equal to 60% of the amount of the fee earned by the Manager pursuant to the Investment Management Agreement.

The Sub-Adviser through the feeder funds is entitled to receive a performance-based incentive fee equal to 10% of the net profits (taking into account net realized and unrealized gains or losses and net investment income or loss), if any, in excess of the non-cumulative “Preferred Return,” subject to reduction of that excess for prior losses that have not been previously offset against net profits (the “Incentive Fee”). The Incentive Fee will be accrued monthly and is generally payable annually on a calendar year basis. The Preferred Return is an annual return equal to the 3-year Treasury constant maturity rate as reported by the Board of Governors of the Federal Reserve System as of the last business day of the prior calendar year plus 2%.

Expense Reimbursement

The Manager has contractually agreed to waive and/or reimburse the Master Fund’s expenses to the extent needed to limit the Master Fund’s annual operating expenses combined with the annual operating expenses of Rochdale Core Alternative Strategies Fund LLC or Rochdale Core Alternative Strategies Fund TEI LLC (the “Feeder Funds”)

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

4.	Commitments and Other Related Party Transactions (continued)

Expense Reimbursement (continued)

to 2.25% of net assets for each Feeder Fund. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time these payments are proposed.

The following is a schedule of when fees may be recouped by the Manager with respect to the Rochdale Core Alternative Strategies Fund LLC:

Amount	Expiration

$9,020	March 31, 2013
27,673	March 31, 2014
21,100	March 31, 2015
$57,793

There were no amounts receivable or payable as a result of these reimbursements in the Rochdale Core Alternative Strategies Fund TEI LLC and Subsidiary at March 31, 2012.

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Fund.

5.	Investment Risks and Uncertainties

Alternative Investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management. Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

6.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Hedge Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Hedge Funds’ net asset value.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Hedge Funds whereby the Hedge Fund Managers may suspend redemption either in their sole discretion or other factors. Such factors include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

Redemptions are currently restricted for certain Hedge Funds with a fair value at March 31, 2012 aggregating $1,148,274 as noted in the Schedule of Investments.

In the normal course of business, the Hedge Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund’s risk of loss in these Hedge Funds is limited to the value of its own investments reported in these financial statements by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

7.	Investment Transactions

For the fiscal year ended March 31, 2012, the aggregate purchases (excluding short-term securities) were $7,250,000 and sales of investments were $9,220,657.

8.	Issuer Tender Offer

The Master Fund offered to purchase up to $8,000,000 of Interests in the Master Fund properly tendered at a price equal to the net asset value of Interests as of December 30, 2011. For Interests tendered, the security holder received a promissory note entitling the security holder to a cash amount equal to at least 90% of the net asset value calculated on December 30, 2011, of the Interests tendered and accepted for purchase by the Master Fund, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 15, 2011. The offer terminated at 5:00 p.m., Eastern Time, on September 12,

Rochdale Core Alternative Strategies Master Fund LLC

Notes to Financial Statements

8.	Issuer Tender Offer (continued)

2011. Pursuant to the Offer, Interests with a net asset value of $1,558,192, as determined as of the valuation date, were tendered and accepted by the Master Fund.

9.	Subsequent Event

On April 25, 2012, the Adviser and City National Bank (“City National”) announced that they had reached an agreement pursuant to which City National will acquire 100% of the issued and outstanding stock of the Adviser’s Parent Company. This transaction (the “Transaction”) is expected to be completed on or about June 30, 2012 (“Closing Date”). Following the Closing Date, the Adviser, together with certain  other companies that, currently, are also wholly-owned by the Adviser’s parent company, will continue to conduct their businesses as wholly-owned subsidiaries of City National. While the Transaction is expected to close on the Closing Date, consummation of the Transaction is contingent on the satisfaction of several conditions.

Management has evaluated the impact of this subsequent event and determined it will not have a material impact on the Master Fund’s financial statements.

Rochdale Core Alternative Strategies Master Fund LLC

Financial Highlights

					Period from
					July 1, 2007
					(Commencement of
					Operations)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	March 31, 2012	March 31, 2011	March 31, 2010	March 31, 2009	March 31, 2008
TOTAL RETURN - NET	(4.08%)	7.32%	9.16%	(11.14%)	(5.01%)

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000’s)	$55,669	$58,990	$ 57,616	$ 50,359	$ 48,948
Portfolio Turnover	13.27%	20.32%	20.91%	19.34%	1.39%

Ratio of Net Investment Loss to Average Net Assets	(1.66%)	(1.67%)	(1.83%)	(1.55%)	(1.57%)

Ratio of Expenses to Average Net Assets	1.67%	1.68%	1.69%	1.67%	1.86%

Total return is calculated for all Members taken as a whole and an individual Member’s return may vary from these Master Fund returns based on the timing of capital transactions.  The total return for periods less than one year are not annualized.

The ratios of net investment loss to average net assets and ratios of expenses to average net assets are annualized for periods of less than one year. The ratios of expenses to average net assets do not include expenses of the Hedge Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual Member’s capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

The accompanying notes are an integral part of these financial statements

See Report of Independent Registered Public Accounting Firm

ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND LLC

DIRECTOR AND OFFICER INFORMATION

The Directors of the Fund, who were elected for an indefinite term by the shareholders of the Fund, are responsible for the overall management of the Fund, including, general supervision and review of the investment activities of the Fund.  The Directors,  in turn, elect the officers of the Fund, who are responsible for administering the day to day operations of the Fund.  The current Directors and Officers, their affiliations and principal occupations for the past five years are set forth below.  The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-866-209-1967.

Interested Directors and Officers
		Term of		Number of	Other
	Position(s)	Office and		Funds in Fund	Directorships
	Held with	Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Director	Director
Carl Acebes	Chairman and	Since Inception	Chairman and Co-Chief Investment Officer of Rochdale Investment Management LLC	1	*
570 Lexington Avenue	Director
New York, NY 10022
Age: 65

Garrett R. D’Alessandro	President	Since Inception	President, Chief Executive Officer and Co-Chief Investment Officer of Rochdale Investment Management LLC	1	*
570 Lexington Avenue	Vice-Chairman	Since 2011
New York, NY 10022	and Director	Since 2011
Age: 54

William O’Donnell	Treasurer	Since 2011	Chief Financial Officer of Rochdale Investment Management LLC since July 2011; Financial Consultant, October 2009 to June 2011; Financial Officer, Compliance Officer & Corporate Secretary Trustee - Clay Finlay Pension Plan of Clay Finlay LLC, October 1990 to to September 2009	N/A	N/A
570 Lexington Avenue
New York, NY 10022
Age: 48

Barbara Hawkesworth	Chief	Since 2011	Executive Vice President, Chief Compliance Officer and Deputy General Counsel for Rochdale Investment Management LLC and Symphonic Financial Advisors LLC	N/A	N/A
570 Lexington Avenue	Compliance
New York, NY 10022	Officer
Age: 39

Kurt Hawkesworth	Secretary	Since 2010	Senior Executive Vice President, Chief Operating Officer and General Counsel of Rochdale Investment Management LLC	N/A	N/A
570 Lexington Avenue
New York, NY 10022
Age: 40

Independent Directors
		Term of		Number of	Other
	Position(s)	Office and		Funds in Fund	Directorships
	Held with	Length of	Principal Occupation(s)	Complex Overseen	Held by
Name, Address and Age	Fund	Time Served	During the Past Five Years	by Director	Director
Daniel A. Hanwacker, Sr.	Director	Since 2011	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services)	1	*
570 Lexington Avenue
New York, NY 10022
Age: 60

Susan Henshaw Jones	Director	Since 2011	President and Director, Museum of the City of New York	1	*
570 Lexington Avenue
New York, NY 10022
Age: 64

Jay C. Nadel	Director	Since 2011	Financial Services Consultant	1	*
570 Lexington Avenue					Lapolla Industries,
New York, NY 10022					Inc. (2007 - present)
Age: 53

*
Rochdale Investment Trust, Rochdale Core Alternative Strategies Fund TEI LLC, Rochdale Core Alternative Strategies Fund LLC, Rochdale Structured Claims Fixed Income Fund LLC, Rochdale Alternative Total Return Fund LLC, Rochdale International Trade Fixed Income Fund and Rochdale Royalty Rights Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a quarterly meeting held on December 14, 2011, the Directors of the Rochdale Core Alternative Strategies Master Fund LLC (the “Master Fund”) and Rochdale Core Alternative Strategies Fund LLC and Rochdale Core Alternative Strategies Fund TEI LLC (the “Feeder Funds”), (collectively, the “Funds”), including all of the Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act), met in person and voted to approve the investment advisory agreement (the “Advisory Agreement”) between the Master Fund and Rochdale Investment Management, LLC (the “Adviser”).

In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities that attach to that process under the Investment Company Act and state law.  The Independent Directors considered the terms of the Advisory Agreement, as well as the related terms of the sub-advisory agreement with PineBridge Investments LLC (the “Sub-Adviser”), including the structure of the compensation arrangements, the resources and experience of the Adviser and Sub-Adviser and the individuals at those organizations dedicated to the business of the Funds.  The Independent Directors then reviewed fee information for a variety of investment funds similar in structure to the Master Fund and determined that the advisory fees as well as the Feeder Funds’ expense ratios were competitive to the peer group funds.  In reviewing the nature, extent and quality of advisory services provided by the Adviser, the Board considered the performance of the Master Fund and the Feeder Funds relative to their respective benchmarks and the Adviser’s oversight of the Sub-Adviser’s management of the Master Fund’s portfolio.  The Board concluded that the overall quality of the services provided by the Adviser to the Funds was satisfactory and continues to support the Board’s original selection of the Adviser.  The Board also considered the experience and capabilities of the Adviser’s management and investment professionals as well as the fact that the Funds serve as vehicles for implementing asset allocation strategies for the substantial portion of the Funds’ shareholders who are also advisory clients of Rochdale.

In reviewing the structure of the advisory fee and corollary factors such as the cost of services provided and profits realized by the Adviser, the Board considered information relating to advisory fee revenues and those expenses borne by the Adviser, including benefits that may be realized by the Adviser as a result of its relationship with the Funds.  The Board concluded that, in light of the increased expenses associated with the management of the Funds and the financial commitment made by the Adviser to its investment advisory business, the rate at which the Adviser is compensated for its services is reasonable.

The Board also considered information about economies of scale, the Adviser’s financial interest in the renewal of the Advisory Agreement and any fallout benefits that might be derived from the Adviser’s contractual arrangements with the Funds.  No single factor reviewed by the Board was identified as being a determining factor in their collective decision to renew the Advisory Agreement and the Board did not necessarily place the same level of importance on the various factors taken into consideration during the Directors’ deliberations.  Overall, the Board concluded that continuation of the Advisory Agreement would be in the best interest of the Funds and consistent with the expectations of their shareholders.

Additional Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are at least two audit committee financial experts serving on its audit committee.  Jay C. Nadel and Daniel A. Hanwacker are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$43,233	$43,233
Audit-Related Fees	$0	$0
Tax Fees	$8,850	$8,850
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PKF O’Connor Davies, a division of O’Connor Davies, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2012	FYE 3/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	$8,850	$8,850
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2012:
Name	Title	Length of Service	Business Experience During Past 5 Years	Role of Portfolio Manager
Carl Acebes	Chairman and Director	Dec ’06 – Present	Founder and Chief Investment Officer of Rochdale Investment Management LLC. Founder of Rochdale Securities Corporation and the Rochdale Corporation.	Heads the team of investment professionals and is intricately involved in the firm’s day to day investment management and research work.
Garrett R. D’Alessandro	President	Dec ’06 – Present	President, CEO and Director of Research of Rochdale Investment Management LLC.	Directs portfolio management strategies and investment research efforts and determines companies that satisfy the firm’s criteria for inclusion in client portfolios.

The following individuals at the Sub-Adviser have primary responsibility for managing the Fund.

Robert Discolo is a Managing Director, Alternative Investments and Head of the Hedge Fund Solutions Group of PineBridge Investments.  Mr. Discolo joined the firm in 1999.  Mr. Discolo, who is also a member of PineBridge Investments’ Hedge Fund Investment Selection Committee has over 20 years experience with major financial institutions in various capacities relating to investment products, primarily hedge and private equity funds.  Previously, he held positions at PaineWebber Inc., Bank Julius Baer, and Merrill Lynch & Co., where his responsibilities included creating portfolios of hedge funds for private and institutional clients, development of hedge fund and private equity products, oversight of business structure and development for hedge funds and hedge fund of funds, and managing the evaluation and selection process of hedge funds for both discretionary and advisory clients.  Mr. Discolo was also President of the European Warrant Fund (a NYSE listed closed-end fund) and Julius Baer International Equity Fund.  Mr. Discolo received a BS in accounting from St. John’s University and an MBA from the Lubin School of Business at Pace University.  He holds Series 7 and Series 24 licenses and he is a CFA and CAIA charterholder.  Mr. Discolo is also a CPA and a member of the AICPA, CFA Institute, CAIA Institute, GARP, and New York Society of Security Analysts.

Vinti Khanna is a Managing Director, Hedge Fund Solutions Group of PineBridge Investments. Ms. Khanna joined the firm in 2002 and is currently responsible for coordinating portfolio manager research for the Hedge Fund Solutions Group, monitoring existing investments and making recommendations for investments to the PineBridge Investments’ Hedge Fund Investments Selection Committee. Ms. Khanna is also involved in all aspects of the investment process including sourcing new managers, manager due diligence, risk management and portfolio construction. Before joining the firm, she was an Associate at Goldman Sachs Princeton from 1999 to 2002. Her responsibilities included conducting analysis on multi-manager hedge fund portfolios, analyzing and evaluating hedge fund managers using diverse strategies in alternative investments, and recommending new managers for funding. From 1997 to 1999, she was in the Emerging Markets Equities Group at Goldman Sachs Asset Management with a focus on Latin America. Ms. Khanna received a BA from the University of Delhi, India and an MBA from SDA Bocconi in Milan, Italy. Ms. Khanna holds a Series 7 and Series 63 license.

Holdings

None of the portfolio managers of PineBridge Investments LLC (the “Sub-Adviser”) listed above own shares of the Rochdale Core Alternative Strategies Master Fund LLC.

Name	Number of Registered Investment Companies Managed and Total Assets for Such Accounts (Including The Trust)	Beneficial Ownership of Equity Securities In Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for Such Accounts	Number of Other Accounts Managed and Total Assets For Such Accounts
Carl Acebes	6, $910 million	$0	10, $1,039 million	99, $60 million
Garrett R. D’Alessandro	6, $910 million	$0	10, $1,039 million	129, $258 million

Other Accounts Managed by the Portfolio Managers of the Sub-Adviser for the Master Fund.

The following table indicates the type (Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”)), number of accounts, and total assets of the accounts for which each Portfolio Manager of the Sub-Adviser had day-to-day responsibilities as of March 31, 2012.

		No. of Accounts	Market Value
Robert Discolo	RIC	1	$55,668,746
	performance fee	1	$55,668,746
	OPI	14	$1,031,647,296
	performance fee	11	$1,007,818,296
	OA	3	$2,110,292,655
	performance fee	3	$2,110,292,655
Vinti Khanna	RIC	1	$55,668,746
	performance fee	1	$55,668,746
	OPI	13	$564,808,819
	performance fee	10	$540,979,819
	OA	3	$2,110,292,655
	performance fee	3	$2,110,292,655

Mr. Acebes receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. Acebes owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Mr. D’Alessandro receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular Portfolio or account. Like the Manager’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular Portfolio or account. Additionally, Mr. D’Alessandro owns a substantial portion of the Manager and, accordingly, benefits from any profits earned by the Manager.

Sub-Adviser Compensation Disclosure

Besides a base salary, which is consistent with regional market levels for the retention of superior staff, the Sub-Adviser’s investment professionals’ incentives are as follows:

Bonus compensation for investment professionals is based on a discretionary plan combined with the overall performance of the firm.

Portfolio managers are evaluated on the performance of the portfolios they manage compared to the relevant benchmarks. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio.

CONFLICTS OF INTEREST

THE MANAGER, SUB-ADVISER AND THEIR AFFILIATES

The Manager, Sub-Adviser and their affiliates and their directors, officers,  employees or the independent members of the Sub-Adviser’s Asset and Strategy Allocation Committee (collectively, the “Advisory Affiliates”) carry on substantial investment activities for their own accounts and for, hedge funds, mutual funds, institutions, and individual clients (collectively, “Advisory Clients”). The Master Fund has no interest in these activities. The Manager, Sub-Adviser and their Advisory Affiliates will be engaged in substantial activities other than on behalf of the Master Fund and may have conflicts of interest (1) in allocating their time and activity between The Master Fund and such other activities and (2) in allocating investments among the Advisory Clients.

The Manager, the Sub-Adviser or another Advisory Affiliate may determine that an investment opportunity in a particular Hedge Fund is appropriate for an Advisory Client or for itself, but the Manager or the Sub-Adviser may determine that such investment opportunity is not appropriate for the Master Fund. Situations also may arise in which Advisory Affiliates or Advisory Clients have made investments that would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Advisory Affiliates may disadvantage the Master Fund in certain situations if, among other reasons, the investment activities limit the Master Fund’s ability to invest in a particular investment vehicle or investment.

The Advisory Affiliates or Advisory Clients may have an interest in an account managed by, or enter into relationships with, a Hedge Fund Manager or its affiliates on terms, including fees and expenses, that are different than an interest in the Master Fund. The Manager, the Sub-Adviser and Advisory Affiliates may own securities of issuers that are also held by the Hedge Funds or by the Master Fund. However, in making investment decisions for the Master Fund, the Manager and the Sub-Adviser do not obtain or use material inside information acquired by any Advisory Affiliates in the course of purchasing such securities.

The Manager is a privately held business and does not directly engage in administration and custody businesses with any Hedge Fund. In view of this, the Manager is of the opinion that it has fewer conflicts of interest within the Hedge Fund community and thus it is able to be relatively unbiased in supervising the Sub-Adviser’s selecting from a large pool of Hedge Funds.

Sub-Adviser Conflicts of Interest Disclosure

The Sub-Adviser aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which the Sub-Adviser believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The Sub-Adviser also monitors a variety of areas, including compliance with guidelines of Rochdale Core Alternative Strategies Master Fund, LLC and other accounts it manages and compliance with the Sub-Adviser’s Code of Ethics. Furthermore, the Sub-Adviser’s management periodically reviews the performance of a portfolio manager. Although the Sub-Adviser does not track the time a portfolio manager spends on a single portfolio, the Sub-Adviser does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Rochdale Core Alternative Strategies Master Fund LLC

By (Signature and Title)     /s/ Garrett R. D’Alessandro
                                                     Garrett R. D’Alessandro, President

Date               6/11/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Garrett R. D’Alessandro
                                                     Garrett R. D’Alessandro, President

Date               6/11/12

By (Signature and Title)      /s/ William O’Donnell
                                                      William O’Donnell, Treasurer

Date               6/05/12